UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006

CROWN CASTLE INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Bering Drive, Suite 600, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

(713) 570-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 5, 2006, Crown Castle International Corp., a Delaware corporation (“Crown Castle”), CCGS Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of Crown Castle (“Merger Sub”), and Global Signal Inc., a Delaware corporation (“Global Signal”), entered into an Agreement and Plan of Merger (“Merger Agreement”) whereby Global Signal will merge with and into Merger Sub (“Merger”), with Merger Sub continuing as the surviving company and a wholly owned subsidiary of Crown Castle following the Merger. Concurrently, Crown Castle and certain stockholders of Global Signal entered into (i) support agreements, whereby such stockholders agreed to vote certain of their shares of Global Signal common stock in favor of the Merger and (ii) a stockholders agreement, whereby Crown Castle agreed to give such stockholders certain registration rights with respect to their shares of Crown Castle common stock acquired in the Merger and certain rights with respect to representation on Crown Castle’s board of directors (“Board”). Immediately prior to the execution of the Merger Agreement, Crown Castle amended its stockholder rights agreement to permit the transactions contemplated by the Merger Agreement to occur without triggering the rights of Crown Castle stockholders under such agreement.

MERGER AGREEMENT

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock of Global Signal (other than shares owned by Global Signal, Crown Castle and Merger Sub) will be converted into the right to receive, at the election of the holder thereof, either 1.61 shares of Crown Castle common stock or $55.95 in cash (“Cash Consideration”). The aggregate amount of Cash Consideration will be capped at $550 million and will be prorated among Global Signal’s stockholders in accordance with the Merger Agreement to the extent that the aggregate amount of Cash Consideration elected exceeds this cap. In addition, at the effective time of the Merger, each option and warrant entitling the holder thereof to purchase a share of Global Signal common stock will be converted into an option or warrant, as applicable, to purchase Crown Castle common stock.

The Merger is subject to a number of customary closing conditions, including, but not limited to, (i) the approval of the Merger Agreement by the stockholders of Global Signal, (ii) the approval of the issuance of Crown Castle common stock to be issued in connection with the Merger (“Stock Issuance”) by the stockholders of Crown Castle, (iii) the effectiveness of a Form S-4 registration statement to be filed by Crown Castle and (iv) receipt of certain regulatory approvals of the Merger.

Crown Castle and Global Signal have made customary representations and warranties and covenants in the Merger Agreement, including, among others, (i) that each of Crown Castle and Global Signal will cause a meeting of its stockholders to be held to consider the approval of the Stock Issuance and the adoption and approval of the Merger Agreement, respectively, and (ii) that the boards of directors of each of Crown Castle and Global Signal will recommend that their respective stockholders adopt and approve the Merger Agreement and approve the Stock Issuance, as applicable, in each case subject to certain exceptions.

Crown Castle also agreed to expand its Board from 10 to 13 members and to appoint a representative of each of (i) certain investment funds affiliated with Fortress Investment Group LLC (collectively, “Fortress”), (ii) Greenhill Capital Partners, L.P. and certain of its related partnerships (collectively, “Greenhill”), and (iii) Abrams Capital Partners II, L.P. and certain of its related partnerships (collectively, “Abrams”, and together with Fortress and Greenhill, the “Global Signal Stockholders”), to the Board upon the consummation of the Merger, each to serve in a different class.

The Merger Agreement contains certain termination rights for Crown Castle and Global Signal, and further provides that if the Merger Agreement is terminated under certain circumstances, Crown Castle or Global Signal will be required to pay the other a termination fee of $139,000,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

SUPPORT AGREEMENTS

Concurrently with the execution of the Merger Agreement, Crown Castle entered into a support agreement with each Global Signal Stockholder (“Support Agreements”), pursuant to which each Global Signal Stockholder agreed to vote certain of its shares of Global Signal common stock (representing in the aggregate 40% of the Global Signal common stock outstanding as of the date of the Merger Agreement) in favor of the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement and against any alternative transactions. The Support Agreements will terminate upon the earlier of the consummation of the Merger and the termination of the Merger Agreement in accordance with its terms.

Copies of the Support Agreements are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference. The foregoing description of the Support Agreements is qualified in its entirety by reference to the full text of the Support Agreements.

STOCKHOLDERS AGREEMENT

Concurrently with the execution of the Merger Agreement, Crown Castle and the Global Signal Stockholders entered into a Stockholders Agreement (“Stockholders Agreement”), to be effective at the effective time of the Merger, which requires Crown Castle to file an automatic shelf registration statement at or immediately after the effective time of the Merger in order to register the shares of Crown Castle common stock received by the Global Signal Stockholders in the Merger (such shares, the “Registrable Securities”). After the effective time of the Merger, Crown Castle will also be obligated, upon the request of the Global Signal Stockholders, to effect an underwritten offering of Registrable Securities with an aggregate market value of at least $600 million (“Initial Sale”). After the Initial Sale and subject to certain restrictions, the Global Signal Stockholders (i) will have a limited number of demands for Crown Castle to register the Registrable Securities and (ii) will be able to have their respective Registrable Securities registered whenever Crown Castle proposes to register its equity securities. These registration rights also will apply to certain affiliates of the Global Signal Stockholders to whom they transfer Registrable Securities.

Other than (i) the Initial Sale, (ii) the disposal by Abrams of up to 2,000,000 Registrable Securities within five days after the receipt thereof and (iii) sales to certain of their respective affiliates, the Global Signal Stockholders will not be permitted to sell their respective Registrable Securities for the 90-day period following the effective time of the Merger. After that 90-day period and continuing to and including 180 days after the effective time of the Merger, in addition to sales to certain of its affiliates, each Global Signal Stockholder will be permitted to sell 50% of the Registrable Securities it owned as of the effective time of the Merger.

The Stockholders Agreement will give each Global Signal Stockholder the right to renominate one time the director that it selects for appointment to the Board at the effective time of the Merger (or another individual reasonably acceptable to Crown Castle) if such Global Signal Stockholder and certain of its affiliates own more than 3.0% of the outstanding shares of Crown Castle common stock at the time of such renomination. For so long as a Global Signal Stockholder has a designee serving on the Board pursuant to the Stockholders Agreement, that director will have the right to serve on each committee of the Board (other than the strategy committee). Fortress’s designee also will have the right to serve on the strategy committee.

A copy of the Stockholders Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement.

RIGHTS AGREEMENT AMENDMENT

Immediately prior to the execution of the Merger Agreement, Crown Castle executed an amendment (“Rights Agreement Amendment”) to the Amended and Restated Rights Agreement, dated as of September 28, 2000, between Crown Castle International Corp. and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as rights agent (“Rights Agreement”), so that, among other things, (i) the execution of the Merger Agreement and the Stockholders Agreement, (ii) the consummation of the Merger or of the other transactions contemplated by the Merger Agreement, the Stockholders Agreement or the Support Agreements, (iii) the receipt of shares of Crown Castle common stock by the Global Signal Stockholders in the Merger, (iv) the transfer of shares of Crown Castle common stock by any Global Signal Stockholder to any of its affiliates or associates or from any affiliate or associate of a Global Signal Stockholder to such Global Signal Stockholder and (v) the exercise by any Global Signal Stockholder of options and warrants acquired in the Merger to acquire Crown Castle common stock, will not trigger the rights of Crown Castle stockholders to purchase shares of preferred stock of Crown Castle under the Rights Agreement.

A copy of the Rights Agreement Amendment is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The foregoing description of the Rights Agreement Amendment is qualified in its entirety by reference to the full text of the Rights Agreement Amendment.

Item 8.01 Other Events

Crown Castle and Global Signal issued a press release on October 6, 2006, announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 5, 2006, by and among Global Signal Inc., Crown Castle International Corp. and CCGS Holdings LLC

4.1	Stockholders Agreement, dated as of October 5, 2006, by and among Fortress Pinnacle Investment Fund, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC, FIT GSL LLC, Greenhill Capital Partners LLC, GCP SPV1, LLC, GCP SPV2, LLC, Abrams Capital International Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP, 222 Partners, LLC and Crown Castle International Corp.

4.2	Amendment No. 1, dated as of October 5, 2006, to the Amended and Restated Rights Agreement, dated as of September 28, 2000, between Crown Castle International Corp. and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as rights agent

10.1	Support Agreement, dated October 5, 2006, by and among Fortress Pinnacle Investment Fund LLC, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC, FIT GSL LLC and Crown Castle International Corp.

10.2	Support Agreement, dated October 5, 2006, by and among Greenhill Capital Partners LLC, GCP SPV1, LLC, GCP SPV2, LLC and Crown Castle International Corp.

10.3	Support Agreement, dated October 5, 2006, by and among Abrams Capital International Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP, 222 Partners, LLC and Crown Castle International Corp.

99.1	Press Release dated October 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

Dated: October 11, 2006	By:	/s/ E. Blake Hawk
E. Blake Hawk
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 5, 2006, by and among Global Signal Inc., Crown Castle International Corp. and CCGS Holdings LLC

4.1	Stockholders Agreement, dated as of October 5, 2006, by and among Fortress Pinnacle Investment Fund, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC, FIT GSL LLC, Greenhill Capital Partners LLC, GCP SPV1, LLC, GCP SPV2, LLC, Abrams Capital International Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP, 222 Partners, LLC and Crown Castle International Corp.

4.2	Amendment No. 1, dated as of October 5, 2006, to the Amended and Restated Rights Agreement, dated as of September 28, 2000, between Crown Castle International Corp. and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as rights agent

10.1	Support Agreement, dated October 5, 2006, by and among Fortress Pinnacle Investment Fund LLC, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC, FIT GSL LLC and Crown Castle International Corp.

10.2	Support Agreement, dated October 5, 2006, by and among Greenhill Capital Partners LLC, GCP SPV1, LLC, GCP SPV2, LLC and Crown Castle International Corp.

10.3	Support Agreement, dated October 5, 2006, by and among Abrams Capital International Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP, 222 Partners, LLC and Crown Castle International Corp.

99.1	Press Release dated October 6, 2006